UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2014

CDEX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49845	52-2336836
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4555 South Palo Verde, Suite 123 Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 745-5172
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously announced, CDEX Inc. (“Company”) has been invited to present at the National Investment Banking Association's ("NIBA") 132nd Investment Conference to be held in New York on September 15-17, 2014. During that presentation, the Company will display the graph in Exhibit 99.1 as an estimate of forecast revenue assuming the Company receives the desired funding level of $5 million.  The slide is for presentation at the conference to investment bankers and industry professionals who are deemed to have adequate sophistication and understanding of financial matters to properly evaluate the information contained therein.  The Company does not recommend that individual investors who lack such sophistication and understanding rely on the information in making any investment decision without obtaining advice from investment advisors or other industry professionals.

The information provided in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Portions of this Current Report on Form 8-K, including in particular, the material contained in Exhibit 99.1 hereto contain forward-looking statements and involve risks and uncertainties that could materially affect the Company’s expectations. Actual results may differ from anticipated results sometimes materially. Factors that could cause results to differ include, but are not limited to: inability to obtain new financing for the Company or approval of the final terms by our board of directors. Words such as “estimate”, “project”, “predict”, “will”, “would”, “should”, “could”, “may”, “might”, “anticipate”, “plan”, “intend”, “believe”, “expect”, “aim”, “goal”, “target”, “objective”, “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, the Company does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect the Company’s expectations appear in “Risk Factors” of the Company’s Form 10-K.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Revenue Forecast Slide

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDEX INC.

Date: September 16, 2014	By:	/s/ Stephen A. McCommon
Stephen A. McCommon, CFO